SUMMARY PROSPECTUS
January 31, 2016
CALVERT GLOBAL ENERGY SOLUTIONS FUND
Class (Ticker):	A (CGAEX)	C (CGACX)	Y (CGAYX)
Link to Prospectus (Table of Contents)			Link to Statement of Additional Information (Table of Contents)

Before you invest, you may want to review the Fund's Prospectus, which contains more information about the Fund and its risks. The Fund's Prospectus and Statement of Additional Information (the "SAI"), both dated January 31, 2016, are incorporated by reference into this Summary Prospectus. You can find the Fund's Prospectus, the SAI, and other information about the Fund online at www.calvert.com/prospectus. You can also get this information at no cost by calling 1-800-368-2745 or by sending an e-mail request to Prospectusrequest@calvert.com, or by asking a financial professional who offers shares of the Fund.

INVESTMENT OBJECTIVE
The Fund seeks long-term growth of capital through investment in equity securities of companies active in the sustainable energy solutions sector.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Calvert mutual funds. More information about these and other discounts is available from your financial professional and under “Choosing a Share Class” on page 86 and “Reduced Sales Charges” on page 89 of the Prospectus, and under “Method of Distribution” on page 46 of the Fund’s Statement of Additional Information (“SAI”).

Shareholder Fees (fees paid directly from your investment)
	Class A	Class C	Class Y
Maximum sales charge (load) on purchases (as a % of offering price)	4.75%	None	None
Maximum deferred sales charge (load) (as a % of amount purchased or redeemed, whichever is lower)	None[1]	1.00%[2]	None

Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
	Class A	Class C	Class Y
Management fees[3]	1.07%	1.07%	1.07%
Distribution and service (12b-1) fees	0.25%	1.00%	None
Other expenses	0.66%	0.66%	0.54%
Total annual fund operating expenses	1.98%	2.73%	1.61%
Less fee waiver and/or expense reimbursement[4]	(0.13%)	(0.13%)	(0.01%)
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.85%	2.60%	1.60%
1 Purchases of Class A shares at net asset value for accounts with $1,000,000 or more on which a finder’s fee has been paid by the Fund’s distributor are subject to a one-year contingent deferred sales charge of 0.80%.
2 The contingent deferred sales charge decreases over time.

3 Management fees are restated to reflect current contractual fees rather than the fees paid during the previous fiscal year.
4 The investment advisor has agreed to contractually limit direct net annual fund operating expenses through January 31, 2017. Direct net operating expenses will not exceed 1.85% for Class A, 2.60% for Class C, and 1.60% for Class Y. Only the Board of Directors of the Fund may terminate the Fund’s expense limitation before the contractual period expires, upon 60 days’ prior notice to shareholders.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that:

•	you invest $10,000 in the Fund for the time periods indicated and then either redeem or hold your shares at the end of those periods;

•	your investment has a 5% return each year;

•	the Fund’s operating expenses remain the same; and

•	any Calvert expense limitation is in effect for the period indicated in the fee table above.
Although your actual costs may be higher or lower, under these assumptions your costs would be:

Share Class	1 Year	3 Years	5 Years	10 Years
Class A	$654	$1,055	$1,480	$2,662
Class C
Expenses assuming redemption	$363	$835	$1,433	$3,051
Expenses assuming no redemption	$263	$835	$1,433	$3,051
Class Y	$163	$507	$875	$1,910
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (“turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the “Example”, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 99% of its portfolio’s average value.

SUMMARY PROSPECTUS JANUARY 31, 2016 1

INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies
The Fund normally invests at least 80% of its net assets, including borrowings for investment purposes, in equity securities of U.S. and non-U.S. companies whose main business is sustainable energy solutions or that are significantly involved in the sustainable energy solutions sector. The Fund will provide shareholders with at least 60 days’ notice before changing this 80% policy. The Fund concentrates (invests more than 25% of its total assets) in the sustainable energy solutions industry.
Sustainable energy solutions includes renewable energy (solar, wind, geothermal, biofuel, hydrogen, biomass and other renewable energy sources that may be developed in the future), technologies that enable these sources to be tapped, and services or technologies that conserve or enable more efficient use of energy.
A company whose main business is sustainable energy solutions or that is significantly involved in the sustainable energy solutions sector will (1) derive at least 50% of its revenues or earnings from sustainable energy solutions activities; (2) devote at least 50% of its assets to such activities; or (3) be included in one of the following alternative energy indices: Ardour Global Alternative Energy Index (Composite); S&P Global Alternative Energy Index; WilderHill New Energy Global Innovation Index; and WilderHill Clean Energy Index. For more information on these indices, see “Description of Alternative Energy Indices” in this Prospectus.
The Fund invests primarily in common stocks. The Fund invests in securities of all market capitalizations, but it may contain more small- and mid-cap stocks than large-cap stocks because many sustainable energy solutions companies are in the early stages of development.
The Fund is “non-diversified,” which means it may hold securities of a smaller number of issuers and invest a greater percentage of its assets in a particular issuer than a “diversified” fund.
The Fund may invest in several countries in different geographic regions of the world (at least three different countries), and the Subadvisor’s stock selection process does not utilize a predetermined geographic allocation. The Fund primarily invests in developed countries but may purchase securities in emerging markets. The Fund will invest at least 40% of its assets in foreign securities or, if the Adviser determines conditions are not favorable, invest at least 30% of its assets in foreign securities. Securities will be considered foreign securities based on an analysis of various criteria, including a company’s principal place of business, the primary exchange on which the security is traded, and the country in which the greatest percentage of company revenue is generated.
The Fund may enter into foreign currency derivatives (including forward currency contracts and currency futures contracts) to hedge foreign currency exposure.
The Fund may invest in American Depositary Receipts (“ADRs”), which may be sponsored or unsponsored, and Global Depositary Receipts (“GDRs”).

The Subadvisor uses a fundamental process to create a high conviction portfolio of equity securities. To develop the investible universe, the Subadvisor employs long-term strategic allocations for each sub-activity within the sustainable energy solutions sector. Fundamental and qualitative models evaluate stocks from the bottom up, focused on fundamental analysis of stocks of individual companies across all geographic regions. Top-down views on industries, sectors or regions act as risk controls in portfolio construction.
Responsible Investing. The Fund has sustainable and socially responsible investment criteria that (i) focus on environmental, social, and governance (“ESG”) factors that promote and encourage sustainable solutions and (ii) reflect specific types of companies in which the Fund seeks to invest and and seeks to avoid investing. Through the application of these criteria, Calvert seeks to invest in ways that are consistent with its philosophy that long-term rewards to investors will come from companies and other entities whose products, services, and methods contribute to a more sustainable future.
Investments are selected for financial soundness and evaluated according to the Fund’s sustainable and socially responsible investment criteria. Investments must be consistent with the Fund’s current investment criteria, including financial, sustainability and social responsibility factors, the application of which is in the economic interest of the Fund and its shareholders.
Principal Risks
You could lose money on your investment in the Fund, or the Fund could underperform, because of the risks described below. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Non-diversification Risk. Because the Fund may hold securities of a smaller number of issuers or invest a greater percentage of its assets in a particular issuer than a diversified fund, the gains or losses on a single stock may have greater impact on the Fund than on a diversified fund.
Energy Sector and Energy Price Risks. Stocks that comprise the energy sector may fall in value. Prices of energy (including traditional sources of energy such as oil, gas, or electricity) or alternative energy may fall.
Sustainable Energy Solutions Industry Risk. The sustainable energy solutions industry can be significantly affected by obsolescence of existing technology, short product lifecycles, falling prices and profits, competition from new market entrants and general economic conditions. The industry can also be significantly affected by fluctuations in energy prices and supply and demand of alternative energy fuels, energy conservation, the success of exploration projects and tax and other government regulations and policies. Companies in this industry could be adversely affected by commodity price volatility, imposition of import controls, increased competition, depletion of resources, technological developments and labor relations. Changes in U.S., European and other governments’ policies towards sustainable energy solutions also may adversely affect Fund performance.

2 SUMMARY PROSPECTUS JANUARY 31, 2016

Concentration Risk. A downturn in the sustainable energy solutions industry would impact the Fund more than a fund that does not concentrate in this industry. By focusing on a specific sector or industry, the Fund may be more volatile than a typical mutual fund.
Management Risk. Individual investments of the Fund may not perform as expected, and the Fund’s portfolio management practices may not achieve the desired result.
Stock Market Risk. The market prices of stocks held by the Fund may fall.
Common Stock Risk. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company’s financial condition, on overall market and economic conditions, and on investors’ perception of a company’s well-being.
Foreign Securities Risk. Investing in foreign securities involves additional risks relating to political, social, and economic developments abroad. Other risks result from differences between regulations that apply to U.S. and foreign issuers and markets, and the potential for foreign markets to be less liquid and more volatile than U.S. markets. Foreign securities include ADRs and GDRs. Unsponsored ADRs involve additional risks because U.S. reporting requirements do not apply and the issuing bank will recover shareholder distribution costs from movement of share prices and payment of dividends.
Foreign Currency Risk. Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates. When the U.S. dollar strengthens relative to a foreign currency, the U.S. dollar value of an investment denominated in that currency will typically fall. GDRs can involve direct currency risk since, unlike ADRs, they may not be U.S. dollar-denominated. ADRs indirectly bear currency risk because they represent an interest in securities that are not denominated in U.S. dollars.
Foreign Currency Hedge and Derivatives Risk. Transactions in foreign currency and foreign currency derivatives in connection with the purchase and sale of investments in foreign markets may result in foreign currency exposure and the potential for losses due to fluctuations in currency exchange rates without regard to the quality or performance of the investment itself. The use of foreign currency and foreign currency derivatives may also prevent the Fund from realizing profits on favorable movements in exchange rates. In addition, the value of a foreign currency derivative may not correlate to the value of the underlying foreign currency to the extent expected. Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying asset, credit risk with respect to the counterparty, and liquidity risk. The Fund’s use of certain derivatives may also have a leveraging effect, which may increase the volatility of and reduce the Fund’s returns or result in a loss that exceeds the value of the assets allocated to establish and maintain a position in the derivative instrument.
Emerging Markets Risk. The risks of investing in emerging market securities are greater than those of investing in securities of developed foreign countries. These risks include volatile currency exchange rates, periods of high inflation, increased risk of default, greater social, economic and political uncertainty and instability, less governmental supervision and regulation of securities markets, weaker auditing and financial reporting standards, lack of liquidity in the markets, and the significantly smaller market capitalizations of emerging market issuers.
Market Capitalization Risks. Large-cap companies may be unable to respond quickly to new competitive challenges such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Prices of small-cap and mid-cap stocks can be more volatile than those of larger, more established companies. Small-cap and mid-cap companies are more likely to have more limited product lines, fewer capital resources and less depth of management than larger companies. Prices of micro-cap securities are generally even more volatile and their markets are even less liquid relative to small-cap, mid-cap and large-cap securities.
Responsible Investing Risk. Investing primarily in securities that meet certain sustainable and socially responsible investment criteria carries the risk that, under certain market conditions, the Fund may underperform funds that do not utilize such criteria when selecting investments. The application of responsible investment criteria may affect the Fund’s exposure to certain sectors or types of investments and may impact the Fund’s relative investment performance depending on whether such sectors or investments are in or out of favor in the market. A company’s ESG performance or the Advisor’s assessment of a company’s ESG performance may change over time, which could cause the Fund to temporarily hold securities that do not comply with the Fund’s responsible investment principles. In evaluating a company, the Advisor is dependent upon information and data that may be incomplete, inaccurate or unavailable, which could cause the Advisor to incorrectly assess a company’s ESG performance. Successful application of the Fund’s responsible investment strategy will depend on the Advisor’s skill in properly identifying and analyzing material ESG issues.
Performance
The following bar chart and table show the Fund’s annual returns and its long-term performance, which give some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Class A shares has varied from year to year. The table compares the Fund’s performance over time with that of a benchmark and a performance average of similar mutual funds. The performance reflected in the bar chart and table assumes the reinvestment of dividends and capital gains distributions, if any.
The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. For updated performance information, visit www.calvert.com.
Performance results for Class C shares prior to July 31, 2007 (the Class C shares’ inception date) reflect the performance of Class A shares at net asset value. Actual Class C share performance would have been lower than Class A share performance because Class C has higher class-specific expenses

SUMMARY PROSPECTUS JANUARY 31, 2016 3

than Class A. Performance results for Class Y shares prior to July 29, 2011 (the Class Y shares’ inception date) reflect the performance of Class A shares at net asset value. Actual Class Y share performance would have been higher than Class A share performance because Class Y has lower class-specific expenses than Class A.
The return for each of the Fund’s other Classes of shares will differ from the Class A returns shown in the bar chart, depending upon the expenses of that Class. The bar chart does not reflect any sales charge that you may be required to pay upon purchase or redemption of the Fund’s shares. Any sales charge will reduce your return.
Calendar Year Total Returns for Class A at NAV

	Quarter Ended	Total Return
Best Quarter (of periods shown)	6/30/09	28.24%
Worst Quarter (of periods shown)	12/31/08	-33.93%
The average total return table shows the Fund’s returns with the maximum sales charge deducted, and no sales charge has been applied to the indices used for comparison in the table.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The return after taxes on distributions and sale of Fund shares may be higher than the return before taxes because the calculation assumes that shareholders receive a tax benefit for capital losses incurred on the sale of their shares. After-tax returns are shown only for Class A shares; after-tax returns for other Classes will vary.

Average Annual Total Returns (as of 12/31/15) (with maximum sales charge deducted, if any)	1 Year	5 Years	Since Inception (5/31/07)
Class A:
Return before taxes	-7.68%	-4.67%	-9.58%
Return after taxes on distributions	-7.76%	-4.72%	-9.61%
Return after taxes on distributions and sale of Fund shares	-4.35%	-3.40%	-6.52%
Class C	-5.07%	-4.69%	-9.91%
Class Y	-3.01%	-3.50%	-8.93%
Ardour Global Alternative Energy Index (Composite) (reflects no deduction for fees, expenses or taxes)	2.51%	-2.33%	-7.77%
Lipper Global Natural Resources Funds Avg. (reflects no deduction for taxes)	-22.97%	-8.71%	-5.81%
PORTFOLIO MANAGEMENT
Investment Advisor. Calvert Investment Management, Inc. (“Calvert” or the “Advisor”)
Investment Subadvisor. Kleinwort Benson Investors International, Ltd. (“KBI” or “Subadvisor”)

Portfolio Manager Name	Title	Length of Time Managing Fund
Treasa Ni Chonghaile	Portfolio Manager, Energy Solutions, KBI	Since May 2007
Colm O’Connor	Portfolio Manager, Energy Solutions, KBI	Since January 2009
BUYING AND SELLING SHARES
You can buy, sell (redeem) or exchange shares of the Fund, either through a financial professional or directly from the Fund, on any day that the New York Stock Exchange is open. The share price is based on the Fund’s net asset value, determined after receipt of your request in good order.

Minimum Investments
Account Type	Initial	Subsequent
Regular Accounts	$2,000	$250
IRA Accounts	$1,000	$250
For automatic investment plans, the minimum initial investment requirements are waived if you establish a $100 monthly investment plan. For an account that has met the minimum initial investment requirement described above, you may make subsequent automatic investments of $50.
The Fund may waive investment minimums and applicable service fees for certain investors, including certain retirement plans.
Class A and C Shares. To buy shares, contact your financial professional or open an account by completing and signing an application (available at www.calvert.com or by calling 800-368-2748). Make your check payable to the Fund.

4 SUMMARY PROSPECTUS JANUARY 31, 2016

To Buy Shares
New Accounts (include application):	Calvert, P.O. Box 219544, Kansas City, MO 64121-9544
Subsequent Investments (include investment slip):	Calvert, P.O. Box 219739, Kansas City, MO 64121-9739
By Registered, Certified or Overnight Mail:	Calvert, c/o BFDS, 330 West 9th Street, Kansas City, MO 64105-1514
To Sell Shares
By Telephone	Call 800-368-2745
By Mail	Calvert, P.O. Box 219544, Kansas City, MO 64121-9544
Class Y Shares. Class Y shares are generally available only to (1) wrap or similar fee-based programs offered by financial intermediaries; and (2) retirement plans, foundations, endowments and other consultant-driven business. Class Y purchases must be made by bankwire or via the National Securities Clearing Corporation. For additional information, call 800-368-2746.
TAX INFORMATION
Unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, any dividends and distributions made by the Fund are taxable to you as ordinary income or capital gains and may also be subject to state and local taxes.
PAYMENTS TO BROKER/DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase shares of the Fund through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Investment Company Act file:
No. 811-10045 Calvert Impact Fund, Inc.

Link to Prospectus (Table of Contents)	Link to Statement of Additional Information (Table of Contents)

SUMMARY PROSPECTUS JANUARY 31, 2016 5